UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2012

CIRCLE STAR ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)
000-53868	30-0696883
(Commission File Number)	(I.R.S. Employer Identification No.)

7065 Confederate Park Road, Suite 102
Fort Worth, Texas, 76108
(Address of principal executive offices)  (Zip Code)

(817) 744-8502
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On October 9, 2012 Circle Star Energy Corp. (the “Company”) entered into note extension agreements with the holders (the “Holders”) of our 10% Convertible Notes due February 8, 2013 (the “Notes”), whereby the Holders agreed to extend the maturity date of the Notes to September 30, 2014 on the closing of a $5,000,000 financing (the “Financing”) within ninety days of execution of the Note Extension Agreements, or as extended by additional thirty day periods, which are to be granted at the sole discretion of the Holders. As an incentive to enter into the Note Extension Agreements, the Holders were to be issued an aggregate amount of 250,000 shares of our common stock (the “Common Shares”) within five business days of the execution of the Note Extension Agreements and the Holders will receive an additional aggregate amount of 250,000 shares of our common stock on closing of the Financing. Pursuant to the Note Extension Agreements accrued interest under the Notes from May 1, 2012 until the closing of the Financing, shall be paid on closing of the Financing and subsequent to the Financing interest shall be paid on a monthly basis.  Should the Financing not occur within the ninety day period or within an extension period, then the original terms of the Notes shall remain in effect.

The foregoing description of the Note Extension Agreements is qualified in its entirety by reference to the form of Note Extension Agreement included as Exhibit 10.1 to this Current Report on Form 8-K.

The Common Shares will not be registered under the United States Securities Act of 1933, as amended (the “Securities Act”), or the laws of any state of the United States.  Accordingly, the Common Shares are “restricted securities” (as defined in Rule 144(a)(3) of the Securities Act) and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. The Common Shares will be issued pursuant to exemptions from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof.

Item 3.02.   Unregistered Sales of Equity Securities.

As set forth in Item 1.01 above, in consideration for entering into the Note Extension Agreements, the Company issued 250,000 Common Shares to the Holders. The Common Shares have not, and will not be, registered under the Securities Act, or the laws of any state of the United States.  Accordingly, the Common Shares are “restricted securities” (as defined in Rule 144(a)(3) of the Securities Act) and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. The Common Shares were placed pursuant to exemptions from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof.

Item 9.01.  Exhibits

Exhibit Number	Exhibit

10.1	Form of Note Extension Agreement (included as Exhibit 10.29 to the Company's Form S-1 Registration Statement filed on October 10, 2012)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRCLE STAR ENERGY CORP. (Registrant)

Dated: October 11, 2012	By: /s/ G. Jonathan Pina G. Jonathan Pina Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Form of Note Extension Agreement (included as Exhibit 10.29 to the Company's Form S-1 Registration Statement filed on October 10, 2012)